Exhibit 99.1

Investor Presentation September 2022

Investor Presentation Sept. 2022 | PACW | p. 2 Key Takeaways First Half of 2022 » Exceptional loan growth of 15.5% in the first 6 months led to: • 19.9% Net interest income growth • $10M higher loan loss provision • Higher bonus and loan related expenses • Upsizing our preferred capital raise » Total deposits increased by $743.3 million • Increased wholesale funding by $4.0 billion to fund the loan growth • Venture Banking deposits decreased $3.4 billion or 21.9% to $12.1 billion » Credit quality remains strong » Reclassified $2.3 billion of securities to held - to - maturity » Focused on growing capital • Completed $513mm preferred equity raise in June • Targeting a CET1 ratio of 10% by end of 2023

Investor Presentation Sept. 2022 | PACW | p. 3 » Capital – targeting CET1 ratio of 10% by end of 2023 » Loan activity – slower due to higher rates and greater economic uncertainty » Core deposit activity – flat to down depending on venture activity » Noninterest income – in line with historical averages pre - 2021 » Noninterest expense – slightly higher than 2Q22 due to growth and digital/innovation spend » ACL ratio – flat to slightly down; dependent on economic conditions/forecasts General Outlook Ahead – Second Half of Year

Investor Presentation Sept. 2022 | PACW | p. 4 » Named CEO Successor • Appointed Paul Taylor as President on July 1, 2022 • Mr. Taylor will become President and CEO on December 31, 2023 » Restructured Our Board Committees • Split the Compensation, Nominating and Governance Committee into: • Compensation and Human Capital Committee • Nominating and Governance Committee • Expanded the Asset/Liability Management Committee into a Finance Committee with a broader mandate » Continued Our Board Refreshment Efforts • Appointed Stephanie Mudick to the Board • She has regulatory, risk management, and legal expertise in the financial services industry • Announced the resignation of Robert Stine, Chairman of the Compensation, Nomination and Governance Committee effective December 31, 2022 » Greater Stockholder Outreach Prior to 2022 Annual Meeting • 68% of shares contacted for engagement, 45% of shares engaged with 2022 Governance Updates

Capital Ratios



Tangible BV and Capital Ratios(1)
$21.95
$22.57
$21.31
$18.42
$16.93
14.99%
14.36%
12.69%
12.27%
13.12%
10.41%
10.65%
9.32%
9.07%
10.15%
10.41%
10.15%
8.86%
8.64%
8.24%
2Q21
3Q21
4Q21
1Q22
2Q22
Tangible BV per Share
CET1 Capital
Tier 1 Capital
Total Capital

Capital Levels



CET1 Capital
4.50%
7.00%
8.24%
Tier 1 capital
6.00%
8.50%
10.15%
Total Capital
8.00%
10.50%
13.12%
Capital in Excess of Conservation Buffer
$410mm
$544mm
$865mm
Minimum
Capital Conservation Buffer
PACW

(1) See "Non-GAAP Measurements" slides starting on page 30.

Capital Change Drivers

- 2Q22 increase due to $513mm preferred stock issued partially offset by increase in risk-weighted assets of $2.7bn due primarily to growth in loans and unfunded commitments
- 1Q22 decrease due to increase in risk-weighted assets of $1.8bn due primarily to growth in loans and unfunded commitments
- 4Q21 decrease due to increase in goodwill from HOA acquisition and deployment of approximately $3.8bn in excess cash into higher risk-weighted assets
- 3Q21 decrease due to approximately $3.0bn of excess cash deployed into higher risk-weighted assets
- 2Q21 increase due to sub-debt capital raise of $400mm at 3.25% at the Bank level
- 2Q22 dividend of $0.25 per share, consistent since May 2020
- CET1 target of 10% by end of 2023

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 5

Profitability Highlights



Net Earnings & EPS
$180.5mm
$140.0mm
$136.0mm
$120.1mm
$122.4mm
$1.52
$1.17
$1.14
$1.01
$1.02
2Q21
3Q21
4Q21
1Q22
2Q22



PPNR & PPNR ROAA(1)
$154.9mm
$167.8mm
$181.7mm
$162.1mm
$174.6mm
1.81%
1.86%
1.79%
1.65%
1.75%
2Q21
3Q21
4Q21
1Q22
2Q22



Noninterest Expense & Efficiency Ratio
$151.8mm
$159.4mm
$176.1mm
$167.4mm
$183.6mm
47.9%
47.2%
46.2%
50.1%
49.5%
2Q21
3Q21
4Q21
1Q22
2Q22



ROAA
2.11%
1.55%
1.34%
1.22%
1.23%
2Q21 3Q21 4Q21 1Q22 2Q22
ROATCE(1)
29.25%
21.03%
22.06%
20.93%
24.42%
2Q21 3Q21 4Q21 1Q22 2Q22

(1) See "Non-GAAP Measurements" slides starting on page 30.

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 6

Investor Presentation Sept. 2022 | PACW | p. 7 $266.3mm $275.8mm $300.4mm $308.7mm $323.9mm 3.40% 3.33% 3.24% 3.43% 3.56% 3.02% 2.94% 2.90% 2.92% 2Q21 3Q21 4Q21 1Q22 2Q22 Net Interest Income and NIM (TE) NII PACW Reported TE NIM KRX Median NIM 19.0 19.7 21.4 23.4 25.4 6.5 8.0 10.0 10.4 9.5 6.4 5.7 5.9 3.1 2.0 $31.9mm $33.4mm $37.3mm $36.9mm $36.9mm 60% 59% 57% 64% 69% 20% 24% 27% 28% 26% 20% 17% 16% 8% 5% 2Q21 3Q21 4Q21 1Q22 2Q22 Average Interest - Earning Assets Avg. Loans Avg. Securities Avg. Cash 0.10% 0.08% 0.08% 0.07% 0.18% 0.13% 0.11% 0.10% 0.08% 2Q21 3Q21 4Q21 1Q22 2Q22 Cost of Total Deposits PACW Avg. Total Deposits Cost KRX Median Deposits Cost 5.18% 5.01% 4.93% 4.66% 4.65% 4.04% 4.03% 3.95% 3.86% 2Q21 3Q21 4Q21 1Q22 2Q22 Loan and Lease Yield (TE) PACW TE Avg. KRX Median Growing Net Interest Income Source: S&P Global Market Intelligence. Peer data is through 1Q22. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Investor Presentation Sept. 2022 | PACW | p. 8 $2.3bn $7.2bn $9.3bn $10.7bn $10.0bn $9.1bn 2.23% 2.12% 2.02% 2.17% 2.32% 2Q21 3Q21 4Q21 1Q22 2Q22 Total Investments and Yield (3)(4) $29.6bn $30.6bn $35.0bn $33.2bn $34.0bn 0.10% 0.08% 0.08% 0.07% 0.18% 2Q21 3Q21 4Q21 1Q22 2Q22 Core and Total Deposits (1)(2) $19.5bn $20.5bn $22.9bn $24.4bn $26.5bn 1.19% 1.01% 0.88% 0.81% 0.71% 2Q21 3Q21 4Q21 1Q22 2Q22 Loans and Leases, Net of Deferred Fees (5) $300.2mm $279.8mm $273.6mm $272.5mm $283.8mm 1.59% 1.38% 1.20% 1.12% 1.07% 2Q21 3Q21 4Q21 1Q22 2Q22 Allowance for Credit Losses (6) Balance Sheet Highlights (1) ■ Core Deposits ■ Non - core Deposits (2) Line is quarterly cost of average total deposits (3) ■ AFS securities ■ HTM securities (4) Line is quarterly yield on average investment securities (5) Line is ALLL as % of loans and leases, excluding PPP loans (6) Line is ACL as % of loans and leases, excluding PPP loans

Investor Presentation Sept. 2022 | PACW | p. 9 Venture Banking Deposits $3.8 $5.3 $6.1 $6.9 $7.1 $11.0 $13.6 $14.8 $15.3 $15.5 $14.0 $12.1 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 10/6/2015 4Q16 4Q17 4Q18 4Q19 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 $(MM) Growth of 41 % in 2021 Growth of 218% since acquisition Growth of 55% in 2020 Note: Excludes off - balance sheet deposits at Pacific Western Asset Management; balance at 2Q’22 was $2.1 billion. Balance at Acquisition Date Capital markets driving venture deposit activity the last 7 quarters

Asset Quality



Nonaccrual Loans and Leases(1)
$56.8mm
$65.5mm
$61.2mm
$66.5mm
$78.5mm
0.29%
0.31%
0.27%
0.27%
0.30%
2Q21
3Q21
4Q21
1Q22
2Q22
Classified Loans and Leases(1)
$147.3mm
$141.6mm
$116.1mm
$82.1mm
$104.3mm
0.75%
0.69%
0.51%
0.34%
0.39%
2Q21
3Q21
4Q21
1Q22
2Q22
Special Mention Loans and Leases(1)
$536.1mm
$496.4mm
$391.6mm
$377.3mm
$480.3mm
2.75%
2.42%
1.71%
1.55%
1.81%
2Q21
3Q21
4Q21
1Q22
2Q22
Net Charge-offs/(Recoveries)(2)
0.27%
0.09%
$0.4mm
$0.2mm
$1.2mm
0.00%
0.01%
0.00%
-0.01%
0.02%
-0.02%
-0.02%
($1.3mm)
-0.11%
($5.2mm)
2Q21
3Q21
4Q21
1Q22
2Q22

(1) Line is as a percentage of total loans and leases

(2) ■ Net charge-offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized)

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 10

Investor Presentation Sept. 2022 | PACW | p. 11 Commercial RE 14% Residential RE 37% Commercial construction 3% Residential construction 12% Asset - based 19% Venture capital 8% Other commercial 5% Consumer 2% As of June 30, 2022 ($ in millions) $ Mix $ Mix $ Mix Real Estate Mortgage: Commercial RE 3,671$ 14% 3,670$ 16% 3,792$ 19% Residential RE 9,879 37% 8,369 34% 4,621 24% Total Real Estate Mortgage 13,550 51% 12,039 50% 8,413 43% RE Construction & Land: Commercial 837 3% 802 3% 931 5% Residential 3,154 12% 2,892 12% 2,575 13% Total RE Construction & Land 3,991 15% 3,694 15% 3,506 18% Total Real Estate 17,541 66% 15,733 65% 11,919 61% Commercial: Asset-based 5,068 19% 4,739 19% 3,551 18% Venture capital 2,179 8% 2,077 9% 1,749 9% Other commercial 1,229 5% 1,298 5% 1,922 10% Total Commercial 8,476 32% 8,114 33% 7,222 37% Consumer 484 2% 505 2% 365 2% Total Loans HFI (1) 26,501$ 100% 24,352$ 100% 19,506$ 100% Unfunded commitments 11,866$ 9,899$ 7,892$ 3/31/2022 6/30/20216/30/2022 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Diversified Loan and Lease Portfolio



Real Estate ($17.5B)
Construction & Land, $3,442mm, 20%
Construction - renovation, $550mm, 3%
Residential mortgage loans, $2,978mm, 17%
Investor-owned residential, $1,839mm, 10%
Commercial RE, $2,496mm, 14%
SBA, $621mm, 4%
Hotel, $551mm, 3%
Multi-family, $5,062mm, 29%

($ in millions)	6/30/2022 $	6/30/2022 Mix	3/31/2022 $	3/31/2022 Mix	6/30/2021 $	6/30/2021 Mix
Real Estate:						
Multi-family	$ 5,062	29%	$ 4,080	26%	$ 3,998	34%
Construction - Res. & Coml.[1]	3,442	20%	3,161	20%	3,089	26%
Residential mortgage loans	2,978	17%	2,978	19%	242	2%
Commercial RE[2]	2,498	14%	2,496	16%	2,645	22%
Investor-owned residential	1,839	10%	1,311	8%	381	3%
SBA	621	4%	622	4%	625	5%
Hotel	551	3%	552	4%	522	4%
Construction - Renovation	550	3%	533	3%	417	4%
Total Real Estate	**$ 17,541**	**100%**	**$ 15,733**	**100%**	**$ 11,919**	**100%**

(1) Of which land represents $116mm, $165mm and $153mm at 6/30/22, 3/31/22 and 6/30/21.
(2) Comprised of 34% office, 20% industrial, 19% retail and 27% other at 6/30/22.



Asset-Based ($5.1B)
Other $250mm, 5%
Premium Finance $781mm, 15%
Equipment Finance $856mm, 17%
Lender Finance $3,181mm, 63%

($ in millions)	6/30/2022 $	6/30/2022 Mix	3/31/2022 $	3/31/2022 Mix	6/30/2021 $	6/30/2021 Mix
Asset-Based:						
Lender Finance	$ 3,181	63%	$ 3,100	65%	$ 2,257	63%
Equipment finance[1]	856	17%	771	16%	639	18%
Premium Finance	781	15%	651	14%	483	14%
Other	250	5%	217	5%	172	5%
Total Asset-Based	**$ 5,068**	**100%**	**$ 4,739**	**100%**	**$ 3,551**	**100%**

(1) Amount excludes equipment leased to others under operating leases which is included in Other Assets.

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 12

Investor Presentation Sept. 2022 | PACW | p. 13 ($ in millions) $ Mix $ Mix $ Mix Venture Capital: Equity Fund Loans 1,618$ 74% 1,543$ 74% 1,245$ 71% Venture Lending 561 26% 534 26% 504 29% Total Venture Capital 2,179$ 100% 2,077$ 100% 1,749$ 100% 6/30/2022 6/30/20213/31/2022 ($ in millions) $ Mix $ Mix $ Mix Other Commercial: Secured Business Loans 501$ 41% 479$ 37% 434$ 23% Unsecured Business Loans 325 26% 306 24% 247 13% Municipal 213 17% 213 16% 263 14% Paycheck Protection Program 33 3% 70 5% 609 32% Security Monitoring 12 1% 77 6% 207 11% Other 145 12% 153 12% 162 8% Total Other Commercial 1,229$ 100% 1,298$ 100% 1,922$ 101% 6/30/2022 6/30/20213/31/2022 Paycheck Protection Program , $33mm , 3% Secured Business Loans , $501mm , 41% Security Monitoring , $12mm , 1% Unsecured Business Loans , $325mm , 26% Municipal , $213mm , 17% Other , $145mm , 12% Other Commercial ($1.2B) Equity Fund Loans , $1,618mm , 74% Venture Lending , $561mm , 26% Venture Capital ($2.2B) Diversified Loan and Lease Portfolio

Diversified Investment Portfolio

$6.8 Billion AFS Investment Portfolio (1)



U.S. Treasuries, $696mm, 10%
Asset-backed Securities, $33mm, 1%
Private Commercial MBS, $33mm, 1%
Other, $25mm, 0%
Collateralized Loan Obligations, $352mm, 5%
Municipal Securities, $701mm, 10%
Corporate Securities, $369mm, 6%
Private Residential CMOs, $216mm, 3%
Agency Commercial MBS, $976mm, 14%
Agency Residential CMOs, $803mm, 12%
Agency Residential MBS, $2,578mm, 38%

$2.3 Billion HTM Investment Portfolio (2)



U.S. Treasuries, $183mm, 8%
Agency Commercial MBS, $424mm, 19%
Private Label CMOs, $344mm, 15%
Corporate Securities, $68mm, 3%
Municipal Securities, $1,241mm, 55%

TE Yield, Avg. Life & Effective Duration



$7.2bn
$9.3bn
$10.7bn
$10.0bn
$9.1bn
7.0
6.2
5.9
6.9
7.7
5.1
4.8
4.8
5.7
6.2
2.23%
2.12%
2.02%
2.17%
2.32%
2Q21
3Q21
4Q21
1Q22
2Q22
AFS Securities
TE Yield
Effective Duration (Yrs)
HTM Secruties
Average Life (Yrs)

2.32% overall portfolio tax equivalent yield (3)

Second Quarter Activity:

- Reclassified $2.3bn to HTM as of June 1, 2022; AOCI at transfer of ($217mm)
- Sold $393.4mm in 2Q22 at a net loss of $1.2mm
- Net pre-tax unrealized loss of $888.8mm at 6/30/22
- Increase in total AOCI net unrealized loss of ($268.3mm) in 2Q22; No impact to regulatory capital ratios

(1) Fair value at 6/30/22
(2) Amortized cost at 6/30/22
(3) Yield is for 2Q22

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 14

Investor Presentation Sept. 2022 | PACW | p. 15 • Base case above is static balances applying forward rate curve as of 06/30/22 (which assumes five 25 bps rate hikes over the next 12 months); forecasted 12 - month NII is at $1.39bn and the corresponding NIM is at 3.61% • Up/down scenarios above are based on instantaneous rate shocks • Net interest income up $105.1mm or 20% in first half of 2022 vs, first half of 2021; combination of growth and rates • As of June 30, 2022, forecasted 12 - month deposit betas of 36% for interest - bearing deposits and 22% for total deposits • As of June 30, 2022, actual YTD 2022 deposit betas were 25% for interest - bearing deposits and 15% for total deposits Forecasted Forecasted Forecasted Net Interest June 30, 2022 Net Interest Percentage Net Interest Margin NII Income Change Margin Change Interest Rate Scenario (Tax Equivalent) From Base (Tax Equivalent) From Base (In millions) Up 300 basis points 1,570.8$ 12.94% 4.07% 0.47% Up 200 basis points 1,508.9$ 8.49% 3.91% 0.31% Up 100 basis points 1,449.6$ 4.22% 3.76% 0.15% BASE CASE 1,390.8$ 0.00% 3.61% —% Down 25 basis points 1,388.9$ -0.14% 3.60% (0.01)% Down 50 basis points 1,377.4$ -0.96% 3.57% (0.03)% Down 100 basis points 1,380.3$ -0.76% 3.58% (0.03)% Interest Rate Sensitivity Balance Sheet Positioning • Loan portfolio composition – 44% variable, 18% hybrid, 37% fixed Loans 60% AFS Investments 22% Cash & Cash Equivalents 18% Interest Earnings Assets 6/30/2021 Business Model Loans , 70% AFS Investments , 18% HTM Investments , 6% Cash & Cash Equivalents , 6% Interest - Earning Assets 6/30/2022 Balance Sheet Positioning & Interest Rate Sensitivity ($ in millions) Basis Points of Rate Increases Variable Rate Loans At or Below Their Floors That will Reprice as Rates Increase 50 bps $955 100 bps 641 150 bps 279 200 bps 9 >200 bps 24 Total $1,908

Investor Presentation Sept. 2022 | PACW | p. 16 10.91% 10.01% 9.78% 10.53% 8.86% 8.24% 10.91% 10.01% 9.78% 10.53% 9.32% 10.15% 13.75% 12.72% 12.41% 13.76% 12.69% 13.12% 2017 2018 2019 2020 2021 2Q22 Consolidated CET 1, Tier 1 & Total Capital Ratios (1)(2) $15.9bn $16.3bn $16.2bn $22.3bn $32.7bn $29.2bn $18.9bn $18.9bn $19.2bn $24.9bn $35.0bn $34.0bn 2017 2018 2019 2020 2021 2Q22 Core and Total Deposits (3) Historical Financial Trends $25.0bn $25.7bn $26.8bn $29.5bn $40.4bn $41.0bn 2017 2018 2019 2020 2021 2Q22 Total Assets (1) ■ CET 1 capital ratio, ■ Tier 1 capital ratio, ■ Total capital ratio (2) CET 1 ratio equaled Tier 1 ratio prior to 2021 (3) ■ Core deposits (4) Net of deferred fees $16.9bn $18.0bn $18.8bn $19.1bn $22.9bn $26.5bn 2017 2018 2019 2020 2021 2Q22 Loans and Leases, Net (4)

Investor Presentation Sept. 2022 | PACW | p. 17 Historical Financial Trends $18.24 $18.02 $19.77 $21.05 $21.31 $16.93 2017 2018 2019 2020 2021 2Q22(2) Tangible Book Value Per Common Share (2)(3) $2.91 $3.72 $3.90 $1.97 $5.10 $2.03 2017 2018 2019 2020 2021 YTD '22 Earnings Per Common Share (1) 15.75% 22.25% 21.49% 10.36% 24.41% 22.55% 2017 2018 2019 2020 2021 YTD '22 Return on Average Tangible Common Equity (1)(3) (1) 2020 excludes goodwill impairment of $1.47bn (2) Decrease in 2022 primarily due to $5.91 decrease from change to other comprehensive loss resulting from net unrealized losses on the investment portfolio (3) See “Non - GAAP Measurements” slides starting on slide 30 $357.8mm $465.3mm $468.6mm $232.4mm $607.0mm $242.5mm 2017 2018 2019 2020 2021 YTD '22 Net Earnings (1) Decrease due to $339.0mm provision during COVID

Investor Presentation Sept. 2022 | PACW | p. 18 Company History of Quality Growth Below is a timeline showing the Company’s 31 acquisitions over its history along with its related growth in asset size.

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Tangible Common Equity Ratio & Tangible Book Value Per Common Share					
Stockholders' equity	$ 3,978,403	$ 3,650,595	$ 3,999,630	$ 3,918,434	$ 3,846,681
Less: Preferred stock	498,516	-	-	-	-
Total common equity	3,479,887	$ 3,650,595	$ 3,999,630	$ 3,918,434	$ 3,846,681
Less: Intangible assets	1,443,395	1,447,044	1,450,693	1,219,651	1,222,541
Tangible common equity	$ 2,036,492	$ 2,203,551	$ 2,548,937	$ 2,698,783	$ 2,624,140
Total assets	$ 40,950,723	$ 39,249,639	$ 40,443,344	$ 35,885,676	$ 34,867,987
Less: Intangible assets	1,443,395	1,447,044	1,450,693	1,219,651	1,222,541
Tangible assets	$ 39,507,328	$ 37,802,595	$ 38,992,651	$ 34,666,025	$ 33,645,446
Equity to assets ratio	9.72%	9.30%	9.89%	10.92%	11.03%
Tangible common equity ratio (1)	5.15%	5.83%	6.54%	7.79%	7.80%
Book value per common share	$ 28.93	$ 30.52	$ 33.45	$ 32.77	$ 32.17
Tangible book value per common share (2)	$ 16.93	$ 18.42	$ 21.31	$ 22.57	$ 21.95
Shares outstanding	120,288,024	119,610,766	119,584,854	119,579,566	119,555,102
Return on Average Tangible Common Equity					
Net earnings	$ 122,360	$ 120,128	$ 136,045	$ 139,996	$ 180,512
Add: intangible amortization	3,649	3,649	3,876	2,890	2,889
Adjusted net earnings	$ 126,009	$ 123,777	$ 139,921	$ 142,886	$ 183,401
Average stockholders' equity	$ 3,652,368	$ 3,847,481	$ 3,954,267	$ 3,916,621	$ 3,739,042
Less: Average intangible assets	1,445,333	1,449,056	1,437,780	1,221,253	1,224,208
Less: Average preferred stock	137,100	-	-	-	-
Average tangible common equity	$ 2,069,935	$ 2,398,425	$ 2,516,487	$ 2,695,368	$ 2,514,834
Return on average equity	13.44%	12.66%	13.65%	14.18%	19.36%
Return on average tangible equity (3)	24.42%	20.93%	22.06%	21.03%	29.25%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized adjusted net earnings divided by average tangible common equity

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 19

Investor Presentation Sept. 2022 | PACW | p. 20 ($ in thousands) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 PPNR and PPNR Return on Average Assets Net earnings 122,360$ 120,128$ 136,045$ 139,996$ 180,512$ Add: Provision for credit losses 11,500 - (6,000) (20,000) (88,000) Add: Income tax expense 40,766 41,981 51,632 47,770 62,417 Pre-provision, pre-tax revenue ("PPNR") 174,626$ 162,109$ 181,677$ 167,766$ 154,929$ Average assets 40,031,891$ 39,883,304$ 40,358,147$ 35,871,664$ 34,326,112$ Return on average assets (1) 1.23% 1.22% 1.34% 1.56% 2.11% PPNR return on average assets (2) 1.75% 1.65% 1.79% 1.86% 1.81% (1) Annualized net earnings divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenue.

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 71.502	26	Bank OZK	OZK	$ 25.920
2	Webster Financial Corporation	WBS	$ 67.595	27	First Hawaiian Inc.	FHB	$ 25.378
3	Western Alliance Bancorporation	WAL	$ 66.055	28	Fulton Financial Corporation	FULT	$ 25.253
4	East West Bancorp Inc.	EWBC	$ 62.394	29	Home Bancshares, Inc.	HOMB	$ 24.253
5	Synovus Financial Corp.	SNV	$ 57.383	30	United Community Banks, Inc.	UCBI	$ 24.213
6	Valley National Bancorp	VLY	$ 54.439	31	Ameris Bancorp	ABCB	$ 23.687
7	Cullen/Frost Bankers, Inc.	CFR	$ 51.785	32	Bank of Hawaii Corporation	BOH	$ 23.233
8	Wintrust Financial Corporation	WTFC	$ 50.969	33	Eastern Bankshares, Inc.	EBC	$ 22.351
9	Cadence Bank	CADE	$ 47.748	34	Pacific Premier Bancorp, Inc.	PPBI	$ 21.994
10	South State Corporation	SSB	$ 46.207	35	Cathay General Bancorp	CATY	$ 21.236
11	Old National Bancorp	ONB	$ 45.748	36	Columbia Banking Systems, Inc.	COLB	$ 20.564
12	F.N.B. Corporation	FNB	$ 41.681	37	WSFS Financial Corporation	WSFS	$ 20.550
13	**PacWest Bancorp**	**PACW**	**$ 40.951**	38	Washington Federal, Inc.	WAFD	$ 20.159
14	Pinnacle Financial Partners, Inc.	PNFP	$ 40.121	39	Independent Bank Corp	INDB	$ 19.982
15	UMB Financial Corporation	UMBF	$ 37.508	40	Atlantic Union Bankshares	AUB	$ 19.662
16	Prosperity Bancshares, Inc.	PB	$ 37.387	41	First Bancorp	FBP	$ 19.532
17	Associated Banc-Corp	ASB	$ 37.236	42	Hope Bancorp, Inc.	HOPE	$ 18.089
18	BankUnited, Inc.	BKU	$ 36.551	43	Trustmark Corporation	TRMK	$ 16.952
19	Hancock Whitney Corporation	HWC	$ 34.638	44	CVB Financial Corp.	CVBF	$ 16.760
20	Commerce Bankshares, Inc.	CBSH	$ 33.435	45	First Financial Bancorp	FFBC	$ 16.244
21	Texas Capital Bankshares, Inc.	TCBI	$ 32.339	46	Community Bank Systems, Inc.	CBU	$ 15.488
22	First Interstate Bancsystem, Inc.	FIBK	$ 32.039	47	Provident Financial Services, Inc.	PFS	$ 13.716
23	United Bankshares, Inc.	UBSI	$ 28.778	48	First Financial Bankshares, Inc.	FFIN	$ 13.260
24	Simmons First National Corporation	SFNC	$ 27.219	49	First Commonwealth Financial Corporation	FCF	$ 9.526
25	Glacier Bancorp, Inc.	GBCI	$ 26.690	50	Brookline Bancorp, Inc.	BRKL	$ 8.514

Source: S&P Global Market Intelligence. Total assets as of June 30, 2022.
Banks in the KRX Index as of July 31, 2022.

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 21

Forward-Looking Statements

This communication contains certain forward-looking information about PacWest Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward-looking statements. Such statements often use words such as “anticipates,” “targets,” “expects,” “estimates,” intends,” “plans,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from those expressed in them. The ongoing COVID-19 pandemic continues to affect PacWest Bancorp, its employees, customers and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity and prospects is uncertain, due in part to new variants of COVID-19. The risks from the COVID-19 pandemic have decreased as the pandemic subsides, however, new variants may continue to impact key macro-economic indicators such as unemployment and GDP and may have a material impact on our allowance for credit losses and related provision for credit losses. Continued deterioration in general business and economic conditions could adversely affect PacWest Bancorp’s revenues and the values of its assets and liabilities, including goodwill, lead to a tightening of credit and increase stock price volatility. In addition, PacWest Bancorp’s results could be adversely affected by changes in interest rates, inflation, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities, and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission.

We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PacWest Bancorp

Investor Presentation Sept. 2022 | PACW | p. 22